AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 1999
                                                 REGISTRATION NO.333-___________
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                              --------------------

                        SUPER VISION INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                                             59-3046866
(State or Other Jurisdiction of                             (I.R.S. Employer
 Incorporation or Organization)                          Identification Number)

                               -------------------

                              8210 PRESIDENTS DRIVE
                                ORLANDO, FL 32809
   (Address, including zip code, of registrant's principal executive offices)

                               -------------------

                 1994 STOCK OPTION PLAN, AS AMENDED AND RESTATED
                            (Full Title of the Plan)

                               -------------------

                   Brett M. Kingstone, Chief Executive Officer
                        Super Vision International, Inc.
                              8210 Presidents Drive
                             Orlando, Florida 32809
                                 (407) 857-9900
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                               -------------------

                                    COPY TO:
                            Randolph H. Fields, Esq.
                             Greenberg Traurig, P.A.
                       111 North Orange Avenue, 20th Floor
                             Orlando, Florida 32801
                            Telephone: (407) 420-1000
                           Telecopier: (407) 420-5909


                         CALCULATION OF REGISTRATION FEE
=========================================================================================================================
                                                                PROPOSED MAXIMUM         PROPOSED
          TITLE OF SECURITIES               AMOUNT TO BE       OFFERING PRICE PER         MAXIMUM          AMOUNT OF
            TO BE REGISTERED               REGISTERED (1)           SHARE(2)             AGGREGATE        REGISTRATION
                                                                                       OFFERING PRICE          FEE
----------------------------------------- ------------------ ----------------------- ------------------- ----------------
Class A Common Stock, $.001 par value          200,000               $4.30                $860,000           $239.08
per share
----------------------------------------- ------------------ ----------------------- ------------------- ----------------

(1) Pursuant to Rule 416, promulgated under the Securities Act of 1933, as amended, an additional undeterminable number of shares of Class A Common Stock is being registered to cover any adjustment in the number of shares of Class A Common Stock pursuant to the anti-dilution provisions of the 1994 Stock Option Plan, as amended and restated.
(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based on the average of the high and low sale price of the Class A Common Stock on January 14, 1999 as reported on the Nasdaq SmallCap Market.

===============================================================================

                INCORPORATION OF PREVIOUS REGISTRATION STATEMENT

         This Registration Statement is being filed to (i) register an additional 200,000 shares of the Class A Common Stock of Super Vision International, Inc. (the "Registrant") under the Registrant's 1994 Stock Option Plan, as amended and restated and (ii) file as an exhibit the 1994 Stock Option Plan, as amended and restated. Pursuant to General Instruction E of Form S-8, the contents of (i) the Registrant's Registration Statement on Form S-8, File No. 333-32007, and (ii) the Registrant's Registration Statement on Form S-8, File No. 333-23689, are hereby incorporated in this Registration Statement by reference.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS

Exhibit
Number   Description
4.1      1994 Stock Option Plan, as amended and restated.

5.1      Opinion of Greenberg Traurig, P.A.

23.1     Consent of Ernst & Young LLP.

23.2 Consent of Greenberg Traurig, P.A. (included in its opinion filed as Exhibit 5.1).

24       Power of Attorney ( included in signature page of this Registration
         Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Orlando and the State of Florida on the 19th day of January, 1999.

                                    SUPER VISION INTERNATIONAL, INC.


                                    By: /S/  JOHN P. STANNEY
                                       ------------------------------------
                                             John P. Stanney
                                             President
                                             and Chief Financial Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Brett M. Kingstone and John P. Stanney, his true and lawful attorney-in-fact and agent, each acting alone, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments, including any post-effective amendments, to this Registration Statement, and to sign any additional Registration Statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same, with exhibits thereto, and other documents to be filed in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite, necessary or advisable to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes, each acting alone, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in their respective capacities on January 19, 1999.

         SIGNATURE                                   TITLE
         ---------                                   -----

------------------------------          Chairman of the Board and Chief Executive Officer
Brett M. Kingstone                      (Principal Executive Officer)

/s/  John P. Stanney
------------------------------          President and Chief Financial Officer (Chief
John P. Stanney                         Financial Officer and Chief Accounting Officer)

/s/  Edgar Protiva
------------------------------          Director
Edgar Protiva

/s/  Eric V. Protiva
------------------------------          Director
Eric V. Protiva

/s/  Brian McCann
------------------------------          Director
Brian McCann

/s/ Anthony T. Castor, III
------------------------------          Director
Anthony T. Castor, III

                                INDEX TO EXHIBITS
                        SUPER VISION INTERNATIONAL, INC.


      Exhibit Number       Description
      --------------       -----------
         4.1               1994 Stock Option Plan, as amended and
                           restated.

         5.1               Opinion of Greenberg Traurig, P.A.

         23.1              Consent of Ernst & Young, LLP.

         23.2 Consent of Greenberg Traurig, P.A. (included in its opinion filed as Exhibit 5.1).

         24 Power of Attorney (included in signature page of this Registration Statement).


                                      -3-